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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 27, 2003



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



         1-12815                                            N.A.
(Commission File Number)                      (IRS Employer Identification No.)


         Polarisavenue 31
         2132 JH Hoofdorp
         The Netherlands                                    N.A.
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)

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Item 5.        Other Events and Regulation FD Disclosure

               On June 27, 2003, counsel for CB&I was served with the Federal Trade Commission ("FTC") Staff's notice of appeal of unspecified aspects of the June 12, 2003 Order of the FTC Administrative Law Judge in our pending FTC proceeding. CB&I has also determined to file an appeal of the adverse aspects of the Judge's ruling. We cannot predict the outcome or effect of such appeals.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHICAGO BRIDGE & IRON COMPANY N.V.
                                       By: Chicago Bridge & Iron Company B.V.
                                       Its: Managing Director


Date:  July 1, 2003                    By: /s/ Gerald M. Glenn
                                           ------------------------------------
                                           Managing Director